UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Clean Beauty 4U, LLC Debtor(s) § § § § Case No. 23-11225 Lead Case No. 23-11131 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 11/30/2023 Petition Date: 08/21/2023 Months Pending: 3 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 7 Debtor's Full-Time Employees (as of date of order for relief): 9 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ James E. O'Neill 12/29/2023 James E. O'Neill 919 N. Market Street, 17th Flr., Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 1 of 12

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $274,156 b. Total receipts (net of transfers between accounts) $317,862 $1,382,242 c. Total disbursements (net of transfers between accounts) $270,724 $1,307,242 d. Cash balance end of month (a+b-c) $321,294 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $270,724 $1,307,242 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $498,698 b. Accounts receivable over 90 days outstanding (net of allowance) $2,750 c. Inventory ( (attach explanation))Book Market Other $2,019,219 d Total current assets $2,787,851 e. Total assets $-5,662,575 f. Postpetition payables (excluding taxes) $722,153 g. Postpetition payables past due (excluding taxes) $34,752 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $722,153 k. Prepetition secured debt $0 l. Prepetition priority debt $16,202 m. Prepetition unsecured debt $1,938,602 n. Total liabilities (debt) (j+k+l+m) $2,676,957 o. Ending equity/net worth (e-n) $-8,339,532 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $183,960 b. Cost of goods sold (inclusive of depreciation, if applicable) $183,332 c. Gross profit (a-b) $628 d. Selling expenses $372,076 e. General and administrative expenses $50,100 f. Other expenses $240,557 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $51,848 k. Profit (loss) $-713,953 $-1,811,613 Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Nothing to report $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Nothing to report $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $11,783 d. Postpetition employer payroll taxes paid $0 $20,094 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $11,783 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Han Kieftenbeld Signature of Responsible Party Interim CEO and CFO Printed Name of Responsible Party 12/29/2023 DateTitle Han Kieftenbeld Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Clean Beauty 4U, LLC Case No. 23-11225 PageFour PageThree Case 23-11131-TMH Doc 1042 Filed 12/29/23 Page 12 of 12

Page 1 of 8 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: AMYRIS, INC., et al., Debtors. Chapter 11 Case No. 23-11131 (TMH) (Jointly Administered) MONTHLY OPERATING REPORT NOTES FOR NOVEMBER 2023 On August 9, 2023 (the “Original Petition Date”) certain of the Debtors (the “Original Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. On August 21, 2023 (the “Supplemental Petition Date” and, together with the Original Petition Date, as applicable, the “Petition Date”), certain of the Debtors (the “Additional Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code with the Bankruptcy Court. The Debtors are operating their businesses and managing their property as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On August 11, 2023, an order [Docket No. 50] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases, and on August 23, 2023, an order [Docket No. 125] was entered directing procedural consolidation and joint administration of the Original Debtors’ chapter 11 cases with the Additional Debtors’ chapter 11 cases (collectively, the “Chapter 11 Cases”). Notwithstanding the joint administration of the Debtors’ cases for procedural purposes, each Debtor has filed its own Monthly Operating Report. The information provided herein, except as otherwise noted, is reported as of the applicable Petition Date. The following notes and statements of limitations and disclaimers should be referred to, and referenced in connection with, any review of this Monthly Operating Report (the “MOR”). 1. Introduction. This MOR is unaudited and does not purport to represent financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and it is not intended to fully reconcile to the consolidated financial statements prepared by the Debtors. Information contained in this MOR has been derived from the Debtors’ books and records, but does not reflect in all circumstances presentation for GAAP or SEC reporting purposes. Therefore, to comply with their obligations to provide MORs during these chapter 11 cases, the Debtors have prepared this MOR using the best information presently available to them, which has been collected, maintained, and prepared in accordance 1 The Original Debtors are Amyris, Inc., AB Technologies LLC, Amyris Clean Beauty, Inc., Amyris Fuels, LLC, Amyris-Olika, LLC, Aprinnova, LLC, Onda Beauty Inc., and Upland1 LLC. The Additional Debtors are Clean Beauty Collaborative, Inc., Clean Beauty 4U Holdings, LLC, and Clean Beauty 4U LLC. Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 1 of 8

Page 2 of 8 with their historical accounting practices. Accordingly, this MOR is true and accurate to the best of the Debtors’ knowledge, information, and belief, based on currently available data. The results of operations and financial position contained herein are not necessarily indicative of results that may be expected for any period other than the period covered by this MOR, and may not necessarily reflect the Debtors’ future consolidated results of operations and financial position. 2. Reservation of Rights. This MOR is limited in scope, and unless otherwise noted, covers the period beginning on November 1, 2023 and ending November 30, 2023, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Debtors’ chapter 11 cases. The unaudited financial information has been derived from the Debtors’ books and records. The information presented herein has not been subject to all procedures that typically would be applied to financial information in accordance with U.S. GAAP. Upon the application of such procedures, the Debtors believe that the financial information could be subject to material change. The information furnished in this MOR includes normal recurring adjustments but does not include all of the adjustments that typically would be made for interim financial information presented in accordance with GAAP. Given the complexity of the Debtors’ business, inadvertent errors or omission may occur. Accordingly, the Debtors hereby reserve all of their rights to dispute the nature, validity, status, enforceability, or executory natures of any claim amount, agreement, representation, or other statement set forth in this MOR. Further, the Debtors reserve the right to amend or supplement this MOR, if necessary, but shall be under no obligation to do so. 3. Basis of Presentation. Although the Debtors generally prepare their financial statements on a consolidated basis, the MOR has been prepared on an entity-by- entity basis (excluding most intercompany eliminations). The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for chapter 11 debtors issued by the UST. The amounts reported in this MOR are as of November 30, 2023, the end of the Debtors’ reporting period. This MOR covers the period beginning November 1, 2023 and ending November 30, 2023. 4. Accounting Principles. The Debtors maintain their financial records according to GAAP, however the MOR does not purport to represent financial statements prepared in accordance with GAAP, nor are they intended to be fully reconciled with the financial statements of the Debtors. The Debtors generally prepare financial statements on a consolidated basis. To the extent that there are negative asset balances for an individual Debtor, such as Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 2 of 8

Page 3 of 8 accounts receivable and current assets, they may be due to certain intercompany elimination transactions or adjustments in each specific Debtor's books and records. Not all tax entries for the period have been completed by the time this report was due to be filed. To the extent that there are negative liability balances for an individual Debtor, such as prepetition unsecured liabilities, they are expected to be resolved once all of the relevant tax entries and adjustments have been analyzed and completed. On August 11, 2023 the Bankruptcy Court approved Debtors’ Motion to Approve Debtor In Possession Financing [Docket No. 19] (the “DIP Motion”) on an interim basis [Docket No. 54]. As a result, debtor’s cash position reflects the receipt of $30 million in proceeds under the debtor in possession credit facility authorized by the interim order granting the DIP Motion (the “DIP Facility”) during the month of August. On September 19, 2023, the Court entered the Second Interim Order authorizing the Debtors to obtain Debtor In Possession Financing [Docket No. 322] (the “Second Interim DIP Order”), approving further relief with respect to the DIP Motion on a further interim basis pending a final hearing on the Motion. As a result, the Debtors’ cash position reflects additional receipts totaling $63 million in proceeds under the debtor in possession credit facility authorized by the Second Interim DIP Order during the month of September. On October 16, 2023 the court entered the Final Order authorizing the Debtors to obtain Debt In Possession Financing [Docket No. 558] (the “Final DIP Order”), approving relief with respect to the DIP Motion on a final basis. As a result, the Debtors’ cash position reflects additional receipts totaling $37 million in proceeds under the debtor in possession credit facility authorized by the Final DIP Order during the month of October. During the month of November 2023, the Debtor’s received additional receipts totaling $20 million in proceeds under the debtor in possession credit facility which was authorized by the Final DIP Order during the month of October. 5. Currency. Unless otherwise indicated, all amounts in the MOR are reflected in U.S. dollars. 6. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion for Entry of Interim and Final Orders Authorizing the Debtors to (A) Continue Operating Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, and (D) Granting Related Relief [Docket No. 16] (the “Cash Management Motion”) and the Debtors’ receipt and disbursement of cash is consistent with the Debtors’ historical cash management practices. Due to the consolidated cash management reporting system, certain cash payments may be paid out of a legal entity that is different than the legal entity at which the expenses were incurred. Also, certain cash receipts may be received in a different legal entity than the legal entity at which the accounts receivable is recorded. Disbursements attributed to each entity represent Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 3 of 8

Page 4 of 8 the entity on behalf of which payments were made, on a proportional allocated basis, from the consolidated cash management system. 7. Supporting Documentation. At the direction of the U.S. Trustee, the following schedules are attached to the MORs: (i) Statement of Cash Receipts and Disbursements; (ii) Balance Sheet; and (iii) Income Statement (profit or loss statement), (iv) Attestations relating to Bank Statements and Bank Reconciliations, (v) Description of assets sold or transferred, and (vi) Attestations relating to insurance policies. Statement of Cash Receipts and Disbursements. Based on guidance received from the Office of the United States Trustee in connection with the completion of UST Form 11- MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany and debtor-to-debtor transactions. As a result, for those debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 may not match the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. The Company maintains a separate restricted money market cash account, which, for the purposes of financial reporting is categorized as an “other” asset and not included in the cash balance. Accordingly, the MOR excludes this account and account balance from the beginning Petition Date balance as it relates to Part 1. For additional information on the money market bank account see Attachment 4b to the MOR. Balance Sheet. The amounts reported in this MOR reflect the Debtors financial statements for the period of November 1, 2023 through November 30, 2023. All asset and liability amounts disclosed herein, unless otherwise noted, are stated as of November 30, 2023. The MOR is limited in scope and has been prepared to report only certain amounts from the balance sheet. In addition, certain liabilities such as accruals made by the Debtors may appear on the consolidated balance sheet attachment (Attachment 2), however, are not included in MOR Part 2. Further, a number of legal entities owned and controlled by the company, and the related assets, liabilities and operating results of such entities are excluded from presentation in the balance sheet and MOR as they are Non-Debtor entities. Liabilities Subject to Compromise (“LSTC”): LSTC represent the Debtors’ estimate of prepetition claims to be resolved in connection with the chapter 11 cases. As a result of the chapter 11 filings, the payment of prepetition liabilities are subject to compromise or other treatment under a plan of reorganization. The determination of how such liabilities will ultimately be settled or treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. Prepetition liabilities that are subject to compromise under ASC 852 are preliminary and may be subject to, among other things, future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 4 of 8

Page 5 of 8 securing such claims, rejection of executory contracts, continued reconciliation or other events. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate balance sheets in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate balance sheets in their books and records for the following debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Technologies. Consequently, the balance sheets included in the MOR for these non- operating Debtor entities reflect no balances. Values in the balance sheet(s) attached hereto represent rounded numbers. Accordingly, subtotals may not agree to the summation of the rounded numbers presented. Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 5 of 8

Page 6 of 8 Income Statement. The amounts reported in this MOR reflect the Debtors financial statements for the period of November 1, 2023 through November 30, 2023. As noted, although the Debtors generally prepare financial statements on a consolidated basis, these MORs are prepared on an entity-by-entity basis. The Debtors maintain separate income statements in their books and records for the following entities: Amyris, Inc., Onda Beauty, Inc., Clean Beauty Collaborative, Inc., Clean Beauty 4U LLC, Aprinnova, LLC, Amyris Fuels, LLC, and Amyris Clean Beauty, Inc.. The Debtors, however, do not maintain separate income statements for the following Debtor entities: Upland 1 LLC, Clean Beauty 4U Holdings, LLC, Amyris-Olika, LLC, and AB Technologies. Consequently, the income statements included in the MOR for these non- operating Debtor entities reflect no income. Part 1, Cash Receipts and Disbursements. Amounts reported for cash receipts and disbursements exclude interbank transfers. Additional information on cash receipts and disbursements is included in Attachment 1. Part 2: Asset and Liability Status. Asset values are reported as of November 30, 2023. Prepetition liabilities reflect liabilities included in Liabilities Subject to Compromise on the Debtors’ balance sheets, as well as other liabilities which may be uncompromised pursuant to the relief granted via the Debtors’ various final first day orders. Prepetition and post-petition balances of uncompromised liabilities are reported to the best of the Debtor’s knowledge. The amounts reported in the accounts receivable over 90 days outstanding (net of allowance) for Aprinnova, LLC include significant receivables from Givaudan International SA. Although the amount of receivables is significant and a large portion of the balance is aged over 90 days, no additional reserve has been recorded relating to this amount. This is due to the nature of the agreement between Aprinnova, LLC and Givaudan and the intent to collect the full balance outstanding. Part 3: Assets Sold or Transferred. The Debtors, on November 1, 2023 (the final date for competing bids), closed on the sale of Costa Brazil for a purchase price totaling $350,000. The estimated loss on the sale of this business is $9,743,639. The Debtors recorded the transaction during the monthly close for the period ending November 30, 2023 and thus is reflected on the financial statements submitted herein. Part 4: Income Statement. The amounts reported in Part 4 include the full month of November 1, 2023 through November 30, 2023. Part 5: Professional Fees and Expenses. For purposes of the MORs, bankruptcy professional fees are considered approved if the applicable monthly fee statement has been served and the objection deadline with regard to such monthly fee statement has expired prior to the end date of the MOR period. Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 6 of 8

Page 7 of 8 The Debtors will pay retained professionals in accordance with the Order (I) Establishing Procedures for Interim Compensation and Reimbursement of Expenses for Retained Professionals and (II) Granting Related Relief [Docket No. 279]. Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 7 of 8

Page 8 of 8 Part 7 Questionnaire. 7a. Were any payments made on prepetition debt? Pursuant to certain orders of the Bankruptcy Court entered in the Debtors’ chapter 11 cases (the “First Day Orders”), the Debtors were authorized (but not directed) to pay, among other things, certain prepetition claims of their employees, taxing authorities, insurers, critical vendors, and certain other prepetition creditors. 7c. Were any payments made to or on behalf of insiders? With respect to insiders, all cash payments were made on account of ordinary course salaries and authorized travel and expense reimbursements. No non-cash transfers were made to insiders during this reporting period. 7d. Are you current on postpetition tax return filings? In the ordinary course of business, the Debtors’ tax filings may extend past the normal deadlines and become late in some instances. When this happens, the Debtors arrange to complete the filings and address any related fines and/or penalties. There are no tax filings that are currently late where the Debtors are not also in dialog with the related taxing authority to become compliant. 7g. Was there any postpetition borrowing, other than trade credit? All postpetition borrowings since the inception of the case, other than trade credit, are borrowings made under the DIP Facility and pursuant to the applicable interim orders. Case 23-11131-TMH Doc 1042-1 Filed 12/29/23 Page 8 of 8

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Debtor: Amyris, Inc. Reporting Period: 11/1/2023 - 11/30/2023 MOR-1: 11/1/2023 - 11/30/2023 Schedule of Cash Receipts and Disbursements Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies Total $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Receipts Third Party 2,743,939 - 328,186 10,684,661 - 895,939 17,862 - - - - 14,670,587 DIP Financing 20,000,000 - - - - - - - - - - 20,000,000 Intercompany - - 300,000 1,000,000 - - 300,000 - - - - 1,600,000 Total Receipts 22,743,939 - 628,186 11,684,661 - 895,939 317,862 - - - - 36,270,587 Disbursements Third Party 21,265,838 - 1,090,440 5,207,031 - 640,271 270,724 - - - - 28,474,303 Intercompany (including transfers to non-debtor entities) 12,843,774 - - 4,429 - 635 - - - - - 12,848,838 Total Disbursements 34,109,612 - 1,090,440 5,211,460 - 640,906 270,724 - - - - 41,323,141 Net Cash Flow (11,365,673) - (462,254) 6,473,201 - 255,033 47,139 - - - - (5,052,554) Cash Balance at Beginning of Month 28,917,077 1,321,984 3,325,044 723 631,433 274,156 34,470,417 Net Cash Flow (11,365,673) - (462,254) 6,473,201 - 255,033 47,139 (5,052,554) Cash Balance at End of Month 17,551,404 - 859,730 9,798,245 723 886,466 321,295 - - - - 29,417,863 Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 1 of 8

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 2023 11 AB 2023 11 AF 2023 11 NS 2023 11 CB 2023 11 ON 2023 11 CC 2023 11 4U Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Cash and cash equivalents 17,508,714 - 859,446 9,493,944 - 836,466 92,733 - - - - Restricted cash 75,933 - - - - - - - - - - Short-term investments - - - - - - - - - - - Accounts receivable, net 6,783,757 - 17,626,888 4,876,889 - 1,630,540 499,180 - - - - Contract assets 2,732,104 - (50,447) 3,462,223 - 250,645 23,877 - - - - Inventories 13,457,589 - 9,683,836 46,715,219 - 15,015,568 2,019,219 - - - - Deferred cost of revenue - - - - - - - - - - - Prepaid expenses and other current asset 101,653,558 - 5,680,021 8,982,695 - 511,891 152,841 - - - - Total current assets 142,211,654 - 33,799,743 73,530,969 - 18,245,109 2,787,851 - - - - Property, plant and equipment, net 24,486,034 - 2,917,268 (40,842) - 82,121 - - - - - Restricted cash, non-current 6,277,150 - - - - - - - - - - Intercompany 538,070,758 439,912 184,100,593 (436,569,587) (10,456) (38,700,748) (8,450,426) - - - - Equity and loans in affiliates 65,170,155 - - - - - - - - - - Other assets, non-current 8,603,256 - - 257,725 - - - - - - - Investment in Subsidiaries 200,010 - - 655,000 - - - - - - - Goodwill, Intangible assets,net 28,361,010 - 22,098,005 13,604,419 (37,241) - - - - - - Total assets 813,380,028 439,912 242,915,609 (348,562,315) (47,697) (20,373,517) (5,662,575) - - - - Trade AP 3,361,964 - (192,701) (4,740,940) - (366,261) (638,671) - - - - Accrued AP (2,779,422) - (90,448) (4,384,628) - 342,537 (117,209) - - - - Other AP 250,916 - - - - - - - - - - Accounts payable 833,458 - (283,150) (9,125,568) - (23,724) (755,880) - - - - Accrued and other current liabilities (67,772,365) - (179,512) (935,020) (6,462,745) 48,957 (80) - - - - Capital lease obligation current portion (1,496,294) - (109,554) - - - - - - - - Contract liability, current portion (265,488) - (12,896,177) (153,891) - - - - - - - Debt, current portion (14,503,817) - - (359,289) - - - - - - - Pre-petition priority debt (taxes) (82,736) - (12,303) (424,060) - (57,999) (16,202) - - - - Pre-petition unsecured debt, current portion (44,051,095) - (1,528,065) (37,940,379) (291,028) (6,479,495) (1,938,602) - - - - Pre-petition secured debt, current principal (258,460,139) - - - - - - - - - - Related party debt discount, current 11,386,035 - - - - - - - - - - Post-petition secured debt, DIP Financing (150,000,000) - - - - - - - - - Total current liabilities (524,412,442) - (15,008,761) (48,938,207) (6,753,773) (6,512,261) (2,710,763) - - - - Deferred revenue long-term - - - - - - - - - - - Capital lease obligation, net of current (57,798,800) - (256,412) - - - - - - - - Pre-petition unsecured debt, non-current (690,000,000) - - - - - - - - - - Long-term debt, net of current 2,725,891 - - - - - - - - - - Pre-petition secured debt, non-current principal (81,596,906) - - - - - - - - - - Pre-petition secured debt, non-current Interest (33,869,760) - - - - Related party debt discount, non-current 1,354,913 - - - - - - - - - - Derivative liabilities, net of current (4,139,690) - - - - - - - - - - Deferred rent, net of current - - - - - - - - - - - Other liabilities, non current (4,000,000) - - - - - - - - - - Total liabilities (1,391,736,796) - (15,265,172) (48,938,207) (6,753,773) (6,512,261) (2,710,763) - - - - Common stock 81,412,384 (12,200,001) - (10) - (50,578,686) - - - - - Additional paid-in capital, common stock (2,323,885,431) - (20,402,629) (200,000) - - - - - - - Accumulated other comprehensive income 35,413,491 - - (238) - - - - - - - Previous year retained earnings 2,458,215,868 11,760,089 (30,867,216) 289,591,441 (59,919) 57,513,710 2,388,988 - - - - Current year earnings 322,328,715 - (176,380,592) 108,109,329 6,861,389 19,950,754 5,984,350 Non controlling interest 4,871,741 - - - - - - - - - - Total stockholders' deficit 578,356,768 (439,912) (227,650,437) 397,500,523 6,801,470 26,885,778 8,373,338 - - - - Total liab., min. interest, conv. pref. (813,380,028) (439,912) (242,915,609) 348,562,315 47,697 20,373,517 5,662,575 - - - - Attachment 2: Balance Sheet Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 2 of 8

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 Attachment 3: Statement of Operations 2023 10 AB 2023 10 AF 2023 10 NS 2023 10 CB 2023 10 ON 2023 10 CC 2023 10 4U Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. 1 Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Renewable products 1,434,732 - 2,475,022 10,928,380 - 361,220 183,960 - - - - Grants and collaborations 2,685,566 - - - - - - - - - - Licenses and royalties - - - - - - - Services revenue 40,000 - - - - - - - - - - Total revenue 4,160,298 - 2,475,022 10,928,380 - 361,220 183,960 - - - - Cost of products sold 10,433,140 - 3,572,338 4,754,331 - 560,379 164,721 - - - - Cost of services - - - - - - - - - - - Cost of products/services sold - Other 61,625 - 972,083 12,777 - 60,245 17,055 Cost of products sold 10,494,765 - 4,544,420 4,767,107 - 620,624 181,776 - - - - Research and development 6,966,643 - - - - - - - - - - Sales, general and administrative 4,456,152 - 2,998 7,258,740 47,697 1,380,042 664,290 - - - - Total operating expenses 11,422,795 - 2,998 7,258,740 47,697 1,380,042 664,290 - - - - Total costs and expenses 21,917,560 - 4,547,419 12,025,847 47,697 2,000,666 846,065 - - - - Loss from operations (17,757,263) - (2,072,397) (1,097,468) (47,697) (1,639,445) (662,105) - - - - Interest income (50,747) - - - - - - - - - - Interest expense 2,892,167 - 72,576 - - - - - - - - Other (income) expense, net (188,338) - (5,591) 2,311 - 11,646 - - - - - Reorganization items, net 16,487,596 - - 1,038,580 - 85,286 51,848 - - - - (Gain)\Loss - on sale of assets (226,753) - - 10,093,639 226,753 - - - - - - Restructuring expenses 16,260,843 - - 11,132,219 226,753 85,286 51,848 - - - - Change in FV of derivatives - - - - - - - - - - - Other (income) expense 18,913,925 - 66,985 11,134,530 226,753 96,932 51,848 - - - - Loss before inc taxes & min interest (36,671,187) - (2,139,382) (12,231,997) (274,450) (1,736,377) (713,953) - - - - Income taxes - - - - - - - - - - - 9999 Transitory Upload data - - - - - - - - - - - Net gain/(loss) (36,671,187) - (2,139,382) (12,231,997) (274,450) (1,736,377) (713,953) - - - - 1 Significant driver of the loss for the month relates to the write-off of Costa Brazil assets (Intangibles) as a result of the sale of assets during the period. Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 3 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 /s/ Han Kieftenbeld 12/29/2023 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 4a: Attestation re Bank Reconciliations The Debtors hereby submit this declaration regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations. The Debtors have, on a timely basis, performed all bank account reconciliation in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 4 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 Debtor/Legal Entity Case No. Name of Institution Type of Account Last 4 Digits of Account No Bank Statement Reference Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Payroll Account 2799 JPM-Bank-Statement-2799 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. MMDA 8876 JPM-Bank-Statement-8876 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Concentration Account 2591 JPM-Bank-Statement-2591 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Disbursement Account 2898 JPM-Bank-Statement-2898 Amyris, Inc. 23-11131 JP Morgan Chase Bank, N.A. Revenue Account 2708 JPM-Bank-Statement-2708 Amyris, Inc. 23-11131 Bank of the West BOTW Amyris - Flexible Spending 7193 BOTW Bank Statements Amyris, Inc. 23-11131 Bank of the West BOTW Amyris - Accounts Receivable 3583 BOTW Bank Statements Clean Beauty Collaborative, 23-11224 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty Collaborative, Inc. 3987 JPM-Bank-Statement-3987 Clean Beauty 4U LLC 23-11225 JP Morgan Chase Bank, N.A. Operations Account for Clean Beauty 4U LLC 9050 JPM-Bank-Statement-9050 Aprinnova, LLC 23-11137 JP Morgan Chase Bank, N.A. Aprinnova LLC 5193 JPM-Bank-Statement-5193 Aprinnova, LLC 23-11137 US Bank Operations Account for Aprinnova, LLC 2314 US Bank Statements Aprinnova, LLC 23-11137 US Bank Operations Account for Aprinnova, LLC 0628 - Amyris-Olika, LLC 23-11133 JP Morgan Chase Bank, N.A. Operations Account for Amyris-Olika, LLC 8202 JPM-Bank-Statement-8202 Amyris Fuels, LLC 23-11136 JP Morgan Chase Bank, N.A. Zero Balance Account 3615 JPM-Bank-Statement-3615 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- MenoLabs 5255 JPM-Bank-Statement-5255 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Amyris Clean Beauty, Inc.- EcoFab 1596 JPM-Bank-Statement-1596 Amyris Clean Beauty, Inc. 23-11134 JP Morgan Chase Bank, N.A. Operations Account for Amyris Clean Beauty, Inc. 3839 JPM-Bank-Statement-3839 Attachment 4b: Schedule of Bank Accounts Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 5 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 Date of sale or transfer November 1, 2023 Description of the asset sold or transferred Costa Brazil Asset Sale Gross sales price $350,000 Payments made from the sale proceeds to or by third parties $0 Net sale proceeds received on behalf of the estate* $350,000 Attachment 5: Assets Sold or Transferred Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 6 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 /s/ Han Kieftenbeld 12/29/2023 Signature of Authorized Individual Date Han Kieftenbeld Interim Chief Executive Officer and Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual Attachment 6a: Attestation re Insurance Policies The Debtors hereby submit this declaration regarding Insurance Policies. The Debtors’ Insurance Policies are paid current and in good standing. Attached hereto as Attachment 6b is a list of the Debtors’ Insurance Policies with partially redacted policy numbers. I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct. Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 7 of 8

In re: Amyris, Inc. et al. Case Number: 23-11131 (TMH) Reporting Period: 11/1/2023 - 11/30/2023 Type of Coverage Insurer Debtor Policy Number (last four) Period Employment Practices Liability Travelers Amyris Inc. 3548 9/17/22-12/31/23 Fiduciary Liability Travelers Amyris Inc. 3548 9/17/22-12/31/23 Crime Travelers Amyris Inc. 3548 9/17/22-12/31/23 Kidnap, Ransom & Extortion Hiscox Amyris Inc. 81.21 9/17/21-9/17/24 D&O Primary (Side A/B/C) AIG Amyris Inc. 41-08 9/17/22-12/31/23 D&O 1st Excess (Side A/B/C) Platinum Amyris Inc. 5001 9/17/22-12/31/23 D&O 2nd Excess (Side A/B/C) Husdon Amyris Inc. 8860 9/17/22-12/31/23 D&O 3rd Excess (Side A/B/C) Old Republic Amyris Inc. 2616 9/17/22-12/31/23 D&O 4th Excess (Side A/B/C) BHSI/Applied Amyris Inc. 98_02 9/17/22-12/31/23 D&O Lead Side A Excess/DIC BHSI Amyris Inc. 89-01 9/17/22-12/31/23 D&O 1st Excess Side A DIC AIG Amyris Inc. 01-72 9/17/22-12/31/23 D&O 2nd Excess Side A DIC AWAC Amyris Inc. 0677 9/17/22-12/31/23 D&O 3rd Excess Side A DIC Old Republic Amyris Inc. 2617 9/17/22-12/31/23 Package – Liability Excl. Products, Intl Liab, Intl WC, & Intl Auto Excl. Products, Intl Liability, WC & Auto Federal Ins. Co. Amyris Inc. 3734 9/17/23 - 9/17/24 Package International Casualty (workers comp and auto) Federal Ins. Co. Amyris Inc. 3734 9/17/23 - 9/17/24 Property Excl.Inventory $75M Limit Starr Surplus Lines Ins. Co Amyris Inc. 9888 9/17/23 - 9/17/24 Stockthru Put (Inventory) Under- writers at Lloyd’s London Amyris Inc. 0325 9/17/23 - 9/17/24 Products Liability $10m Federal Ins. Co. Amyris Inc. 9201 9/17/23 - 9/17/24 Automobile Federal Ins. Co. Amyris Inc. 0501 9/17/23 - 9/17/24 Lead $10M Umb (Excl. Products) Federal Ins. Co. Amyris Inc. 9855 9/17/23 - 9/17/24 1st Excess Liability - $5M xs $10M (Chubb Products & Umbrella Excl. Products) Everest Indemnity Ins. Co. Amyris Inc. 3231 9/17/23 - 9/17/24 Workers Compensation Federal Ins. Co. Amyris Inc. 7562 9/17/23 - 9/17/24 International Liability - Brazil GL & EL (Local Policy) Chubb Seguros Brazil S.A. Amyris Inc. 0328 9/17/23 - 9/17/24 Attachment 6b: Insurance Policies Case 23-11131-TMH Doc 1042-2 Filed 12/29/23 Page 8 of 8